UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Commission file number: 1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation of Organization)	(I.R.S. Employer Identification Number)

1111 Beltline Road, Suite 108, Garland, TX	75040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 465-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Quad M Solutions, Inc., an Idaho corporation, (the “Company” or “Quad M”), is a public holding company that offers staffing services and employee benefits, such as health plans, HR-human resources, and payroll services, to small and mid-sized group employers. The Company is filing this Current Report on Form 8-K to disclose recent material events, including the Company’s entry into a material agreements, through its wholly-owned subsidiary Physicians HealthCare Services LLC (“PHCS”), with Advent Health, a Florida-based clinically-integrated network that contracts with health care providers to provide certain Covered Services to Members (“Advent Health Participating Providers”) and has the ability to sign Payor contracts with Advent Health Participating Providers.

Through PHCS, the Company now has immediate access to approximately 10,000 employee/workers at the 2,000+ physician offices operated by Advent Health. These employees will be immediately eligible for health coverage through the self-funded plans operated by Quad M’s subsidiaries, Nuaxess and OpenAxess.

The Advent Health project was approved recently by the Company’s Board of Directors. Advent Health shares Quad M’s vision to form a strategic care program that seeks to provide quality, cost-effective Covered Services to persons enrolled in Nuaxess and OpenAxess.

The Agreements between the Company and PHCS and Advent are attached hereto as Exhibit 10.13 and 10.14, respectively.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this Current Report on Form 8-K or are incorporated by reference. Any document incorporated by reference is identified by parenthetical reference to the SEC filing that included such documents.

Exhibit Number	Exhibit Description
10.13	Agreements between the Company and PHCS, including SPA and Rider dated 12/6/21, filed herewith.
10.14	Clinical Services and Related Agreements between PHCS and Advent Health dated 4/1/22, filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report fo be signed on its behalf of the undersigned hereunto duly authorized.

Dated: June 10, 2022

QUAD M SOLUTIONS, INC.

By:	/s/: Joseph Frontiere
Name:	Joseph Frontiere
Title:	Chief Executive Officer